Exhibit 10.1

THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE SECURITIES ACT, OR UNDER ANY STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THESE SECURITIES HAVE BEEN ISSUED OFFSHORE IN ACCORDANCE WITH REGULATION S, AS PROMULGATED UNDER THE SECURITIES ACT. THESE SECURITIES (OR ANY BENEFICIAL INTEREST THEREIN) MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT, OR IN ACCORDANCE WITH REGULATION S OR OTHER EXEMPTIVE PROVISION UNDER THE SECURITIES ACT. HEDGING ACTIVITIES IN CONNECTION WITH THE COMPANY’S SECURITIES ARE PROHIBITED EXCEPT IN ACCORDANCE WITH THE SECURITIES ACT.

Warrant No. CS-3	Number of Shares: 1,000,000

Date of Issuance: May 24, 2006

(Amended as of August 9, 2006, and Amended and Restated as of April 1, 2011)

OSIRIS THERAPEUTICS, INC.

Common Stock Purchase Warrant

1.        Exercise.

(a)   This Warrant certifies that Peter Friedli is the registered holder of Warrants to purchase initially, at any time after the date hereof until expiration of this Warrant at 5:30 p.m. New York time on May 24, 2013 (“Expiration Date”), up to 1,000,000 fully paid and non-assessable shares of common stock, $.001 par value (“Common Stock”), of OSIRIS THERAPEUTICS, INC., a Maryland corporation (the “Company”), at the price of $11.00 USD per share, subject to adjustment in certain events described herein, upon surrender of this Warrant, completion of Exhibit A attached to this Warrant, and payment of the Exercise Price at an office or agency of the Company, but all subject further to the conditions and limitations set forth herein, including the prohibition on exercise of this Warrant after 5:30 p.m. New York time on May 24, 2011 unless and until the Stockholder Approval is obtained, as described in Section 14 hereof, prior to September 1, 2011. Payment of the Exercise Price shall be made by certified or official bank check in New York Clearing House funds payable to the order of the company, or through the provisions of the “Right to Convert” and “Method of Exercise” as defined herein.

No Warrant may be exercised after 5:30 p.m., New York time, on the Expiration Date which is hereby defined as May 24, 2013(nor may this Warrant be exercised at any time after 5:30 p.m. New York time on May 24, 2011 unless and until the Stockholder Approval is obtained, as described in Section 14 hereof), at which time the Warrant evidenced hereby, unless exercised prior thereto (or unless earlier terminated in accordance with Section 14 below), shall thereafter be void. The shares of Common Stock issuable upon exercise of the Warrant are referred to herein as “Warrant Stock.”

(b)     Delivery to Holder.     Upon the exercise for less than all of the Warrant Stock evidenced by this Warrant the Company shall forthwith issue to the holder hereof a new Warrant certificate representing such number unexercised shares of Warrant Stock.

(c)     Right to Convert Warrant into Stock: Non-Cash Net Exercise.     In addition to and without limiting the rights of the Holder under the terms of this Warrant, the Holder shall have the right to convert this Warrant or any portion thereof, (the “Net Exercise Right”) into shares of Common Stock as provided in this Section 1 at any time or from time to time during the term of this Warrant. Upon exercise of the Net Exercise Right with respect to a particular number of shares of Common Stock subject to this Warrant (the “Converted Warrant Shares”), the Company shall deliver to the Holder (without payment by the Holder of any exercise price or any cash or other consideration) (X) that number of fully paid and nonassessable shares of Common Stock equal to the (Y) Converted Warrant Shares multiplied by the quotient obtained by dividing the result of (B) the fair market value of one share of Common Stock less (A) the Warrant Price per share by (B) the fair market value of one share of Common Stock all on the Conversion Date (as herein defined).

Expressed as a formula such conversion shall be computed as follows:

X =	(B – A)	Y
B

Where:		X = The number of shares of Common Stock that may be issued to holder.

Y = The number of shares of Common Stock being surrendered pursuant to this Net Exercise Right (i.e., the Converted Warrant Shares).

A = The Warrant Price per share.

B = The fair market value of one share of Common Stock (or if no shares of Common Stock are then outstanding, then Common Stock).

No fractional shares shall be issuable upon exercise of the Net Exercise Right, and, if the number of Converted Warrant Shares to be issued determined n accordance with the foregoing formula is other than a whole number, the Company shall pay to the Holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date. For purposes of this Section 1, shares issued pursuant to the Net Exercise Right shall be treated as if they were issued upon the exercise of this warrant.

(d)     Method of Exercise.     The Net Exercise Right may be exercised by the Holder by the surrender of this Warrant at the principal office of the Company together with the Exercise Notice duly completed and executed, specifying that the Holder thereby intends to exercise the New Exercise Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in Section 1(c) hereof as the Converted Warrant Shares) in exercise of the Net Exercise Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the “Conversion Date”).

2.        Adjustments.

(a)     Stock Splits and Dividends.     If outstanding shares of the Company’s Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Exercise Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Exercise Price, the number of shares of Warrant Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Exercise Price in effect immediately prior to such adjustment, by (ii) the Exercise Price in effect immediately after such adjustment.

(b)     Reclassification, Etc.     In case of any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case the holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Section 2(a); and in each such case, the terms of this Section 2 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation.

(c)     Adjustment Certificate.     When any adjustment is required to be made in the Warrant Stock or the Exercise Price pursuant to this Section 2, the Company shall promptly mail to the Holder a certificate setting forth (i) a brief statement of the facts requiring such adjustment, (ii) the Exercise Price after such adjustment and (iii) the kind and amount of stock or other securities or property into which this Warrant shall be exercisable after such adjustment.

3.        Transfers.     This Warrant is not assignable or transferable, other than in accordance with the provisions of this Warrant. Upon receipt by the company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

4.        [INTENTIONALLY DELETED]

5.        Representations and Warranties.

(a)   The Holder hereby represents and warrants to the Company, as of the date hereof, that it is neither a U.S. person (as defined in Rule 902(k) under Regulation S promulgated under the Securities Act (“ Regulation S “)) nor acquiring the Warrant for the account or for the benefit of a U.S. person.

(b)   The Holder agrees that it may only sell, mortgage, hypothecate or otherwise transfer the Warrant (including any beneficial interest therein) only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration. In addition, the Holder agrees not to engage in hedging transactions involving the Warrant unless in compliance with the Securities Act.

(c)   The Holder understands that at the time of exercise of this Warrant, the Holder must certify that such Holder is not a U.S. person and that this Warrant is not being exercised on behalf of a U.S. person, or the Holder must provide the Company with a written opinion of counsel to the effect that the Warrant and the Warrant Stock have been registered under the Securities Act or are exempt from registration under the Securities Act. The Holder understands that the Warrant may not be exercised within the United States, and that the Warrant Stock may not be delivered within the United States upon such exercise, other than in an offering deemed to meet the definition of an “offshore transaction” pursuant to Rule 902(h) under the Securities Act, unless registered under the Securities Act or an exemption from such registration is available.

(d)   The Company hereby represents and warrants, as of the date hereof, that the Company did not employ any directed selling efforts, as such term is defined within Rule 902(c) of Regulation S, in connection with the sale of the Warrant.

6.        No Impairment.     The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment. The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the company shall not be affected by any notice to the contrary.

7.        Notices of Certain Transactions.     In case:

(a)   the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

(b)   of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

(c)   of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up) are to be determined. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

8.        Reservation of Stock.     The Company will at all times reserve and keep available, solely for the issuance and delivery upon the exercise of this Warrant, such shares of Warrant Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

9.        Notices.     Any notice required or permitted by this Warrant shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, addressed (a) if to the Holder, to the address of the Holder most recently furnished in writing to the Company and (b) if to the Company, to the address set forth below or subsequently modified by written notice to the Holder.

10.      No Rights as Stockholder.     Until the exercise of this Warrant, the Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

11.      Amendment or Waiver.     Any term of this Warrant may be amended or waived upon written consent of the Company and the Holder.

12.      Governing Law.     This Warrant shall be governed, construed and interpreted in accordance with the laws of the State of Maryland, without giving effect to principles of conflicts of law.

13.      Amendment and Restatement.     This Common Stock Purchase Warrant amends and restates in its entirety Warrant No. CS 3 bearing a Date of Issuance of May 26, 2006, as amended August 9, 2006, originally issued to the Holder by the Osiris Therapeutics, Inc., a Delaware corporation and predecessor to the Company, and by their respective signatures below, the Company and Holder do hereby agree to such amendment and restatement, and that this instrument shall evidence the entire agreement of the parties as to the subject matter hereof superseding all prior instruments identified as Warrant No CS-3 or otherwise preceding this instrument.

14.      Extension of the Expiration Date.     The Company and Holder acknowledge that the amendment and restatement of this Warrant effected, among other changes to the applicable terms of this Warrant, an extension of the Expiration Date of this Warrant from 5:30 p.m. on May 24, 2011 to 5:30 p.m. on May 24, 2015. Notwithstanding and as a condition to such extension, the Company and Holder agree that, anything herein to the contrary notwithstanding, this Warrant shall not be exercisable in whole or in part by the Holder or otherwise, at any time after 5:30 p.m. on May 24, 2011, unless and until (and subject to the condition that) the stockholders of the Company have also approved, by majority of the votes cast, the extension of the Expiration Date of this Warrant from May 24, 2011 until May 24, 2015 (the “Stockholder Approval”), whereupon the forgoing limitation on exercise of this Warrant at any time subsequent to 5:30 p.m. on May 24, 2011 shall immediately terminate. The Company agrees to present the issue of extension of the Expiration Date of the this Warrant to the stockholders for a vote at the annual meeting of stockholders scheduled to be held in May 2011. In the event that the Stockholder Approval is not obtained for any reason prior to 5:30 p.m. September 1, 2011, this Warrant will then immediately expire, notwithstanding the extension of the Expiration Date provided for herein.

This Warrant has been executed as of the date first written above.

OSIRIS THERAPEUTICS, INC.

By:	/s/ C. RANDAL MILLS

C. Randal Mills, President & CEO
Osiris Therapeutics, Inc.
Address:	7015 Albert Einstein Drive
Columbia, MD 21046
Fax Number:	(443) 545-1701

ACKNOWLEDGED AND AGREED TO:

By:
/s/ PETER FRIEDLI

Peter Friedli
Title:	Holder
Address:	Neuhofstrasse 8
Schindellegi 8834
Switzerland
Fax Number:	41 44 283 2901

EXHIBIT A

 PURCHASE/EXERCISE FORM

To: Osiris Therapeutics, Inc.	Dated:

The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby irrevocably elects to purchase              shares of the Common Stock covered by such Warrant and herewith makes payment of $                  , representing the full purchase price for such shares at the price per share provided for in such Warrant.

The undersigned certifies that (a) the undersigned is not a U.S. person (as defined under Regulation S (“Regulation S”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”)) and that this Warrant is not being exercised on behalf of a U.S. person, or (b) the undersigned has provided the Company a written opinion of counsel to the effect that the Warrant and the securities issuable upon exercise thereof have been registered under the Securities Act or are exempt from registration under the Securities Act. The undersigned understands that the Warrant may not be exercised within the United States, and that the securities issuable upon exercise of the Warrant may not be delivered within the United States upon such exercise, other than in an offering deemed to meet the definition of an “offshore transaction” pursuant to Rule 902(h) under the Securities Act, unless registered under the Securities Act or an exemption from such registration is available.

Signature:

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